UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2021

EMBARK TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39881 (Commission File Number)	86-3343695 (IRS Employer Identification No.)

424 Townsend Street

San Francisco, CA 94107

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 671-9628

Northern Genesis Acquisition Corp. II

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	EMBK	The Nasdaq Stock Market LLC

Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	EMBKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 12, 2021, the management of Embark Technology, Inc. (the name of the registrant following to the consummation of the business combination of Northern Genesis Acquisition Corp. II with Embark Trucks Inc. on November 10, 2021) (the “Company”) became aware that the Chief Accountant's Office of the Securities and Exchange Commission's ("SEC") Division of Corporation Finance had determined that the redeemable common shares should all be recorded as temporary equity. Management evaluated the Company’s application of Accounting Standards Codification Topic 480, “Distinguishing Liabilities from Equity” (“ASC 480”) to its accounting classification of the redeemable shares of common stock of the Company (the “Public Shares”) issued as part of the units sold in the Company’s initial public offering (the “Initial Public Offering”). The Company had previously classified a portion of the Public Shares in permanent equity because the Company’s amended and restated certificate of incorporation provided that the Company will not redeem the Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001. Notwithstanding the provision in the amended and restated certificate of incorporation requiring a minimum net tangible asset amount, based on the re-evaluation discussed above, the Company’s management determined that, in accordance with the ASC 480, redemption provisions not solely within the control of the Company would require common stock subject to redemption to be classified outside of permanent equity and therefore all of the Public Shares subject to redemption should be classified outside of permanent equity.

On November 17, 2021, the audit committee of the board of directors of the Company concluded, after discussion with the Company’s management, that (i) the Company’s audited balance sheet as of January 15, 2021 included as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 22, 2021 and (ii) the Company’s unaudited financial statements as of March 31, 2021 and for the three months ended March 31, 2021 contained in the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 26, 2021, should no longer be relied upon due to the reclassification of all of the Company’s Public Shares as temporary equity.

The tables below present sections of (i) the balance sheets as of January 15, 2021 and March 31, 2021, (ii) the statement of operations for the three months ended March 31, 2021 and (iii) the statement of cash flows for the three months ended March 31, 2021, in each case, as reported, adjusted for the change in accounting treatment and the restated financial statements reflecting those adjustments.

Balance Sheet as of January 15, 2021

	As Reported	Adjustments	Restated
Shares Subject to Redemption	$365,248,633	$48,751,367	$414,000,000
Class A Common Stock	1,523	(488)	1,035
Additional Paid in Capital	6,415,718	(6,415,718)	-
(Accumulated Deficit) Retained Earnings	(1,417,236)	(42,335,161)	(43,752,397)
Total Stockholders' Equity	5,000,005	(48,751,367)	(43,751,362)
Number of shares subject to redemption	36,524,863	4,875,137	41,400,000

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Balance Sheet as of March 31, 2021

	As Reported	Adjustments	Restated
Shares Subject to Redemption	$371,544,602	$42,455,398	$414,000,000
Class A Common Stock	1,460	(425)	1,035
Additional Paid in Capital	119,812	(119,812)	-
(Accumulated Deficit) Retained Earnings	4,878,733	(42,335,161)	(37,456,428)
Total Stockholders' Equity	5,000,005	(42,455,398)	(37,455,393)
Number of shares subject to redemption	37,153,752	4,246,248	41,400,000

Statement of Operations for the three months March 31, 2021

	As Reported	Adjustments	Restated
Weighted average shares outstanding - redeemable	36,524,863	(2,024,863)	34,500,000
Basic and Diluted EPS - redeemable	$-	$0.11	$0.11
Weighted average shares outstanding - non-redeemable	14,187,614	(4,062,614)	10,125,000
Basic and Diluted EPS - non-redeemable	$0.34	$(0.23)	$0.11

Statement of Cash Flows for the three months March 31, 2021

	As Reported	Adjustments	Restated
Initial classification of common stock subject to redemption	$365,248,633	$48,751,367	$414,000,000
Change in value of common stock subject to redemption	6,295,969	(6,295,969)

The Company reflected the adjustments to the Company’s financial statements as of January 15, 2021 in Note 2 of the financial statements included in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2021, filed with the SEC on November 10, 2021 (the “Q3 10-Q”). The Company referred to these adjustments as a ‘revision’ in the Company’s Q3 10-Q, however, these adjustments should have been identified as a ‘restatement’ of the previously issued audited balance sheet. Notwithstanding the misidentification, management believes that the financial statements included in the Q3 10-Q present fairly in all material respects the Company’s financial position, results of operations and cash flows for the periods presented.

The Company’s management has concluded that at the time the abovementioned financial statements were issued, in light of the classification error described above, a material weakness existed in the Company’s internal control over financial reporting with respect to its analysis of complex financial instruments, including the classification of redeemable common stock as temporary equity. However, the errors relate to the pre-business combination special purpose acquisition company and its financial statements and the Company’s management believes that these errors have no material effect on the post-business combination company’s financial statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMBARK TECHNOLOGY, INC.

By:	/s/ Richard Hawwa
Name:	Richard Hawwa
Title:	Chief Financial Officer

Date: November 17, 2021

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